UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Apollo Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
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	(3)	Filing party:
	(4)	Date filed:

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VOTE ONLINE

ENROLL IN ELECTRONIC DELIVERY

T/I 02/16

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1. Go to www.proxyvote.com.

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3. Vote!

1. Call the toll-free number found on the

enclosed voting form and follow the easy

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in the box marked by the arrow.

Note: If you vote online or by telephone, you

DO NOT need to mail in the enclosed voting form.

VOTE BY TELEPHONE

YOUR VOTE IS IMPORTANT!

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© 2016 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Broadridge

NOTIFICATION TO SHAREHOLDERS:

Important information about how to receive your proxy materials

You may elect to receive your proxy

information electronically.

You can help reduce the environmental

impact of receiving full package paper

proxy materials by enrolling for electronic

delivery.

If you would like to receive your proxy

materials via e-mail, enrollment is easy and

secure. Simply go to www.proxyvote.com

and enter the information next to the arrow

on the voting form. X X X X X X X X X X X X X X X X

T/I 02/16

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© 2016 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Broadridge

URGENT

(IF NOT VOTING BY TELEPHONE OR VIA THE INTERNET) To Expedite Processing of Your Vote Please Ensure

- Please Sign and Date Form.

- P.O.Box 9175 Appears in the Front Window.

- Bar Code Appears in Window to the Left. Before sealing make sure barcode appears through window above

REMINDER: FOR YOUR CONVENIENCE.VOTE BY PHONE OR INTERNET If you have a touch-tone telephone, please utilize our toll free proxy voting service. To register your vote, simply call the number on the upper left portion of your voting form. To vote via the Internet, visit our website at www.proxyvote.com. If you respond by telephone or Internet, do not return your voting form, keep it for your records.

POSTAGE MUST BE AFFIXED IF MAILED OUTSIDE THE UNITED STATES

VOTE BRE 12/10

NO POSTAGE NECESSARY IF MAILED

IN THE

[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]UNITED STATES

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PROXY SERVICES

FARMINGDALE NY 11735-9852

•••1.1.11111111 1111111•11’11’‘11’1’11111111•1111·11··11111111111’

APOLLO INVESTMENT CORPORATION SPECIAL MEETING TO BE HELD ON 08/04/16 AT 10:00 A.M. EDT
FOR HOLDERS AS OF 06/10/16
* ISSUER CONFIRMATION COPY - INFO ONLY *
3 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

03761U106

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 08/04/16 FOR APOLLO INVESTMENT CORPORATION
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **|**
- PROXY STATEMENT

2 -I -$

THIS SPACE INTENTIONALLY LEFT BLANK

PLEASE INDICATE YOUR VOTING

INSTRUCTIONS FOR EACH PROPOSAL

1. *- TO APPROVE A PROPOSAL TO AUTHORIZE FLEXIBILITY FOR THE COMPANY, --->>> FOR --->>> 1. FOR ☐ AGN ☐ ABS ☐
WITH APPROVAL OF ITS BOARD OF DIRECTORS, TO SELL SHARES OF ITS 0041600
COMMON STOCK (DURING THE NEXT 12 MONTHS) AT A PRICE BELOW ITS
THEN CURRENT NET ASSET VALUE PER SHARE SUBJECT TO CERTAIN
LIMITATIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT
...(DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL).

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

X

3

000

03761U106

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☐

Broadridge

Z67914

3

51 MERCEDES WAY
EDGEWOOD NY 11717

3

APOLLO INVESTMENT CORPORATION
9 W 57TH STREET
37TH FLOOR
NEW YORK, NY 10019

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>> FOR ☐

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